                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): June 8, 2004


                            NATIONAL CITY CORPORATION
     -----------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


          Delaware                      1-10074                  34-1111088
-------------------------------------------------------------------------------
(State or Other Jurisdiction        (Commission File           (IRS Employer
     of Incorporation)                  Number)              Identification No.)


               1900 East Ninth Street, Cleveland, Ohio 44114-3484
    ------------------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (216) 222-2000
    ------------------------------------------------------------------------
              (Registrant's telephone number, including area code)

ITEM 5.  OTHER EVENTS AND REQUIRED FD DISCLOSURE

         National City Corporation ("National City") announced that the Federal Reserve Board approved the merger between Provident Financial Group, Inc. ("Provident") and National City. At a special shareholders meeting held on May 20, 2004, the shareholders of Provident approved the merger between Provident and National City. National City announced its plans to acquire Provident, a bank holding company headquartered in Cincinnati, Ohio, on February 17, 2004. The transaction is expected to close on or about July 1, 2004, subject to a 15-day Department of Justice waiting period.



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a) Financial Statements of Businesses Acquired:  Not applicable

(b) Pro Forma Financial Information:  Not applicable

(c) Exhibits:     99 - News Release



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   National City Corporation
                                                   -------------------------
                                                          (Registrant)


Dated: June 9, 2004                                By /s/ Carlton E. Langer
                                                   ------------------------
                                                   Carlton E. Langer
                                                   Senior Vice President and
                                                   Assistant General Counsel



                                       2